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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 7, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                               SENSAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                         0-17020                 87-0429944
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        136 East South Temple, Suite 2325
                           Salt Lake City, Utah 84111
                                 (801) 350-0587
          -------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On November 7, 2001, the Board of Directors of Sensar Corporation adopted a resolution formalizing its determination that Sensar should pursue a strategy of becoming an operating company as soon as possible. As a result of such determination, Sensar will focus exclusively on the related tasks of finding an operating company suitable for merger with Sensar and attempting to sell Sensar's interest in Nex2, Inc. Sensar is no longer considering the alternative of becoming a business development company.

     In December 2000, in connection with the termination of a proposed merger between Sensar and Net2 Wireless Corporation (now known as Jigami, Inc.) ("Jigami"), Jigami issued Sensar 3,000,000 shares of its common stock. As a result of such acquisition, Sensar inadvertently began to satisfy the definition of "investment company" set forth in the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result of inadvertently satisfying the definition of investment company, Sensar would be required to be registered as an investment company or business development company under the Investment Company Act unless it qualifies for an exemption or obtains administrative relief.

     In early 2001, Sensar considered the advisability of, and took initial steps toward, becoming a "business development company" under the Investment Company Act. Nevertheless, since writing off its investment in Jigami at the end of the first quarter in 2001 due to Jigami's inability to raise additional capital, Sensar has primarily focused its efforts on finding an operating company suitable for acquisition by, or merger with, Sensar. Sensar's Board of Directors believes that becoming a business development company is no longer Sensar's best opportunity for enhancing shareholder value due to Sensar's limited resources and the high risk of managing a limited portfolio of investments in current market conditions. Rather, it believes that Sensar's best opportunity to enhance shareholder value lies in disposing of its remaining investment securities as soon as permitted by market conditions and securities restrictions and stepping up Sensar's search for a suitable acquisition or merger candidate. Accordingly, Sensar will no longer consider the alternative of becoming a business development company and will focus its efforts exclusively on becoming or acquiring an operating company.

     In order to comply with the Investment Company Act while Sensar seeks to become an operating company, Sensar intends to rely upon the exemption from the definition of investment company contained in Rule 3a-2 promulgated under the Investment Company Act and/or similar legal precedent related to transient investment companies. By its terms, Rule 3a-2 grants an inadvertent investment company that has timely committed to becoming an operating company up to one year from the date of becoming an inadvertent investment company to complete the process of becoming an operating company. In order to give itself the time necessary to become an operating company, Sensar is preparing to file a petition with the Securities and Exchange Commission requesting additional time during which to complete the processing of becoming a business development company. Sensar can provide no assurance that the Securities and Exchange Commission will grant such extension.

THIS REPORT MAY CONTAIN FORWARD-LOOKING STATEMENTS AS WELL AS HISTORICAL INFORMATION. FORWARD-LOOKING STATEMENTS, WHICH ARE INCLUDED IN ACCORDANCE WITH THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, MAY INVOLVE KNOWN OR UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE SENSAR'S ACTUAL RESULTS AND PERFORMANCE IN FUTURE PERIODS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS OR PERFORMANCE SUGGESTED BY THE FORWARD-LOOKING STATEMENTS IN THIS REPORT. SUCH RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, THE RISK THAT THE SEC WILL NOT GRANT THE EXTENSION OF THE TRANSIENT INVESTMENT COMPANY PERIOD REQUESTED BY SENSAR OR WILL OTHERWISE COMPEL SENSAR TO REGISTER UNDER THE INVESTMENT COMPANY ACT PRIOR TO SENSAR'S SUCCESSFULLY EXTRICATING ITSELF FROM THE DEFINITION OF INVESTMENT COMPANY.

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SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS RELEASE.
SENSAR EXPRESSLY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY
FORWARD-LOOKING STATEMENTS FOUND HEREIN TO REFLECT ANY CHANGES IN SENSAR'S EXPECTATIONS OR RESULTS OR ANY CHANGE IN EVENTS.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SENSAR CORPORATION


                                        /s/ Steven P. Strasser
                                        ------------------------------------
                                        Steven P. Strasser
                                        Chief Executive Officer


Date: November 8, 2001




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